UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 9, 2024
Cintas Corporation
(Exact name of registrant as specified in charter)

Washington	0-11399	31-1188630
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6800 Cintas Boulevard, P.O. Box 625737,
Cincinnati,	Ohio	45262-5737
(Address of Principal Executive Offices)		(Zip Code)
Registrant's telephone number, including area code: (513) 459-1200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, no par value	CTAS	The NASDAQ Stock Market LLC
(NASDAQ Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 9, 2024, the Board of Directors (the Board) of Cintas Corporation (the Company) approved amendments (the Amendments) to the Amended and Restated By-Laws of the Company (as amended, the Bylaws), effective immediately. The Amendments, among other things, clarify and implement certain procedural and disclosure requirements for the Company’s shareholders proposing director nominations for consideration at the Company’s annual or special meetings of shareholders in light of the “universal proxy” rules adopted by the Securities and Exchange Commission pursuant to Rule 14a-19 of the Securities Exchange Act of 1934, as amended (Rule 14a-19). The Amendments also include updates to matters related to meetings of shareholders and the Board.

Among other revisions, the Amendments to the Bylaws:

•Clarify certain procedural requirements with respect to director nominations related to the form of the delivery of notices;

•Enhance the disclosure requirements in connection with director nominations by shareholders to include (i) additional information regarding the shareholder making the director nomination(s), the director nominee(s), and their affiliates and (ii) a requirement that the information is updated and supplemented to be accurate and timely;

•Require that a shareholder making the director nomination(s) pursuant to Rule 14a-19 (i) represent whether such shareholder intends to solicit the holders of shares of the Company’s common stock representing at least 67% of the voting power of the shares entitled to vote on the election of directors and (ii) provide reasonable evidence that it has met the requirements of Rule 14a-19;

•Provide that if a shareholder does not comply with Rule 14a-19, the Company will disregard proxies and votes for such shareholder’s nominees;

•Require that any shareholder directly or indirectly soliciting proxies from other shareholders must use a proxy card color other than white; and

•Clarify (i) the circumstances under which annual and special meetings of the shareholders of the Company may be adjourned or postponed and (ii) the ability of the Board and the person serving as chairman of a meeting of the shareholders of the Company to adopt the rules and regulations for the conduct of such meeting.

In addition, the Amendments include certain other technical, clarifying and conforming changes.

The above summary does not purport to be complete and is qualified in its entirety by reference to the Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.      Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
3.1*	Amended and Restated By-Laws of Cintas Corporation, effective as of April 9, 2024.
104	Cover Page Interactive Date File (embedded within the Inline XRBL document)

*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINTAS CORPORATION

Date:	April 11, 2024	By:	/s/ J. Michael Hansen
J. Michael Hansen
Executive Vice President and Chief Financial Officer